SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         27-May-2003

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF February 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB1

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB1
(Exact name of registrant as specified in its charter)

Deleware             333-83816-08             13-3439681
(State or Other      (Commission              (I.R.S. Employer
Jurisdiction of      File Number)             Identification
Incorporation)                                Number)

388 Greenwich
New York, NY                      10013
(Address of Principal             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-386-2400

Item 5.  Other Events

On        27-May-2003a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
          27-May-2003The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.      Item 1: Legal Proceedings:            NONE

D.      Item 2: Changes in Securities:        NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated           27-May-2003

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   5/27/2003



 Class      Cusip         Beg         Prin
AV-1      79549ARV3    63896279.70  1071238.98
AV-2      79549ARW1    18946587.20   121646.52
AF        79549ARU5   135237830.56  4555300.43
M-1       79549ARX9    15894000.00        0.00
M-2       79549ARY7    14512000.00        0.00
B-1       79549ARZ4     8016000.00        0.00
B-2       79549ASA8     2073000.00        0.00
N*           NA        14617357.54  1250378.97
X         7966459y7  N/A                  0.00
Total                 258575697.46  6998564.90

             Int        Losses        End
AV-1         98258.28    0.00      62825040.72
AV-2         31493.44    0.00      18824940.68
AF          388808.76    0.00     130682530.13
M-1          32070.56    0.00      15894000.00
M-2          41536.57    0.00      14512000.00
B-1          34344.11    0.00       8016000.00
B-2           7960.32    0.00       2073000.00
N*          121168.99     N/A      13366978.57
X                0.00     N/A     N/A
Total       755641.03    0.00     252827511.53
* Notional
              AMOUNTS PER $1,000 UNIT

 Class      Prin          Int        Total
AV-1      16.31369801 1.49635696  17.81005498
AV-2       6.02419254 1.55962165   7.58381419
AF        31.42605141 2.68230916  34.10836057
M-1        0.00000000 2.01777778   2.01777778
M-2        0.00000000 2.86222230   2.86222230
B-1        0.00000000 4.28444486   4.28444486
B-2        0.00000000 3.84000000   3.84000000
N         72.48573746 7.02428928  79.51002673
X          0.00000000 0.00000000   0.00000000

        Int. Carryove   Remaining
 Class    Shortfall  Int. Carryover
AV-1        0.00              0.00
AV-2        0.00              0.00
AF          0.00              0.00
M-1         0.00              0.00
M-2         0.00              0.00
B-1         0.00              0.00
B-2         0.00              0.00
N           0.00              0.00
X           0.00              0.00

 Class       End        Losses        Rate
AV-1     956.75079144   0.00000000    1.73000%
AV-2     932.25081365   0.00000000    1.87000%
AF       901.55105538   0.00000000    3.45000%
M-1     1000.00000000   0.00000000    2.27000%
M-2     1000.00000000   0.00000000    3.22000%
B-1     1000.00000000   0.00000000    4.82000%
B-2     1000.00000000   0.00000000    4.32000%
N        774.89730834   0.00000000   10.00000%
X          0.00000000   0.00000000          NA

Distribution Date:     27-May-2003

        Distribution Statement
        Pooling and Servicing Agreement Dated February 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distrib)                          5114440.26
      O/C Release Amount                                         0.00
      O/C Deficiency (after distrib)                             0.00
      O/C Target Amount                                    5113778.14
      O/C Amount (after distrib)                           5114440.27

    Amount of Excess Interest                              1341596.44
    Amount of Excess Cashflow                              1341596.44


iv) Servicing Fees      Group I    Group II-A  Group II-B    Total
Servicing Fees         32029.27     68245.04    9556.88    109831.19
Act & Unpaid Spec Ser    0.00         0.00        0.00       0.00
Special Servicing Fee    0.00         0.00        0.00       0.00


v) Advances                                    176484.48

vi) End Bal            75801804    159325643    22814504   257941952

vii)    Loan Count             636        2742          84       3462
Wt'd avg Rem Term              343         226         351        272
Wt'd avg Mortg Rt         8.83617%    9.98442%    8.31154%   9.49902%

viii)  Delinquency And Foreclosure Information:

Group I              All Categories            Bankruptcy
                        Number      Balance      Number     Balance
Current                   604      72110339.84     0             0.00
30                        22        2282163.56     0             0.00
60                         8        1191186.44     0             0.00
90+                        2         218114.29     0             0.00


                      Foreclosure
                        Number      Balance
Current                    0              0.00
30                         0              0.00
60                         2         227586.08
90+                        1         125628.45


Group II-A           All Categories            Bankruptcy
                        Number      Balance      Number     Balance
Current                  2540     145789075.36     0             0.00
30                        144       9513747.54     8        719007.39
60                        33        2024259.95     4        132459.11
90+                       25        1998560.46     5        270594.67


                                            Foreclosure
                        Number      Balance
Current                    0              0.00
30                         0              0.00
60                         2         204779.12
90+                        6         410723.41


Group II-B           All Categories            Bankruptcy
                        Number      Balance      Number     Balance
Current      82        22677867        0           0           0
30            2         136638         0           0           0
60            0            0           0           0           0
90+           0            0           0           0           0

                                            Foreclosure
                        Number      Balance
Current                    0           0
30                         0           0
60                         0           0
90+                        0           0

ix)     Loans that became REO properties                   see pg. 4
x)      Total Book Value of REO Properties:                see pg. 4

                          Group I   Group II-A  Group II-B     Total
xi)     Prepayments     1017933.24  4138281.93   105785.03 5262000.20

xii) Current Period Prepayment Penalties                     29951.52
Aggregate Prepayment Penalties                                96732.2
Prepayment Penalties allocable to Classes N                   96732.2
Prepayment Penalties allocable to Classes X                         0
xiii)                     Group I   Group II-A  Group II-B     Total
Agg Real Losses               0.00        0.00        0.00       0.00
Cum Real Losses               0.00        0.00        0.00       0.00

xiv)    Realized Loss Allocations         See Page 1
xv)     Accrued Certificate Interest      See Page 1

xvi)    Prep Int Shortfall not covered by servicer
                                 0           0           0          0

xvii)   Trustee Fees        736.70    1,570.53      219.80   2,527.03

xviii)
                       LIBOR Carryover Amounts
        Curr Distrib Amts. Remain               RAI S/F
AV-1          0            0                       0
AV-2          0            0                       0
AF-1          0            0                       0
M-1           0            0                       0
M-2           0            0                       0
B-1           0            0                       0
B-2           0            0                       0
N             0            0                     642.32
X             0            0                       0

xix)    O/C Deficiency (after distrib)                          0.00

xx)     Has Trigger Event has occurred?                   NO
        Cum Real Losses %                                       0.00

xxi)
Available Funds         Group I    Group II-A  Group II-B    Total
Sched Int -Net Serv F  533898.69   1295709.96  149629.18  1979237.83
Sched Principal        52524.91    440102.56    15861.57   508489.04
Unsched Prin          1018714.07   4115197.87  105784.95  5239696.89
Available Funds       1604495.35   5851010.39   271275.7  7726781.44

xxii)   Class Interest Rate         See Page 1

xxiii)  Liquidation Report
           Unpaid
Loan Num  Prin. Bal   Sched Prin  Liq. Proceed    Loss
  0.00      0.00         0.00         0.00        0.00
            0.00         0.00         0.00        0.00

xxiv)   Mortgage Loans Purchased by Servicer                     0.00

xxv)    Mortgage Loans Re-Purchased by Servicer                  0.00

xxvi)   REO Report
           Unpaid
Loan Num  Prin. Bal   Sched. Bal   Book Val.
  0.00      0.00         0.00         0.00
  0.00      0.00         0.00         0.00


        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C-Bass Mortgage Loan Asset-Backed Certificates,
Series 2003-CB1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA